SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2008

PLATINA ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28335	84-108043
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

14850 Montfort Drive, Suite 131, Dallas, TX 75254
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(972) 458-9600.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Event

The Company will hold a Webinar  at 4:30 EDT wherein the Company will provide an update of its developments and answer questions from participants. To register, a participant needs to log into the Company’s website of www.platinaenergygroup.com. An electronic video transcript of the Webinar will be available on the Company’s website following the Webinar.

Item 9.01.  Financial Statements and Exhibits.

 (a) Financial Statements:  Not Applicable
(b)	Pro Forma Financial Information: Not Applicable
 (c) Exhibits: Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platina Energy Group Inc.

Date:  August 26, 2008                                                                           /s/ Blair Merriam
Blair Merriam, Chief Executive Officer